                                                                               .
                                                                               .
                                                                               .

                                                                EXHIBIT 10.14(d)

                                  LEASE SUMMARY

                          WHEELING CORRUGATING COMPANY
                          Jacinto City (Houston), Texas

LESSOR:                 The Texas Development Company
                        Northwoods Industrial Park
                        12121 FM 529
                        Houston, TX 77041

LESSEE:                 Wheeling-Pittsburgh Steel Corporation
                        1134 Market Street
                        Wheeling, WV 26003

LOCATION:               4204 Fidelity Road, Fidelity Industrial Park, Houston, Texas
                        4206-B Fidelity, Jacinto City, Harris County, Texas
                        collectively referred to as 4204 Fidelity Road, Jacinto City, Texas

PREMISES:               4204 consists of approximately 106,710 square feet and
                        4206-B consists of approximately 54,140 square feet

PURPOSE:                Manufacturing Plant

DATE OF INITIAL LEASE:  8/1/86 to 7/31/91 and 9/1/88 to 7/31/91, respectively

DATE OF AMENDMENT #1:   April 18, 1991; Extended term to expire on 7/31/96 on
                        both leases

DATE OF AMENDMENT #2:   March 4, 1996

NEW TERM:               Effective January 1, 1996; terminates December 31, 2005
                        (on both buildings)

RENEWAL: Two 5-year options following December 31, 2005, at a mutually agreeable rental rate.

TERMINATION:            None by Tenant.

BASE RENT:              $58,420.00 per month from January 1, 1996 to December 31, 2000.
                        $61,060.00 per month from January 1, 2001 to December 31, 2005.

ADDITIONAL RENT:        Taxes.

INSURANCE:              Tenant shall maintain at its sole expense fire and
                        extended coverage insurance as well as comprehensive
                        general liability insurance.

MAINTENANCE/REPAIR:     Tenant shall, at its cost, repair or replace any
                        damage to the Premises, or any part thereof, caused
                        by Tenant or Tenant's agents, etc.

UTILITIES:              Tenant's responsibility.

TAXES/ASSESSMENTS:      Tenant responsible for any increase in taxes over base
                        year. Tenant to be assessed and billed separately for
                        personal property taxes.

ASSIGNMENT/SUBLETTING:  Tenant shall not assign the Lease or sublease the
                        Premises without the prior express written permission of Landlord. Landlord has the right to transfer and assign.

INSPECTION:             Tenant shall permit Landlord or its agent or
                        representatives to enter into and upon any part of the
                        Premises at all reasonable hours to inspect same.

ALTERATIONS:            Tenant will make no alteration, change, improvement,
                        repair, replacement or addition to the Premises without
                        the prior written consent of Landlord.

SUBROGATION:            Tenant and Landlord each waive any and all rights or
                        recovery against the other.(Mutual waiver of
                        subrogation.)

NORTHWOODS INDUSTRIAL PARK
12121 FM 529
HOUSTON, TEXAS 77041
(713) 937-0303
FAX (713) 937-1746

March 4, 1996

                                                                 FEDERAL EXPRESS

Mr. John L. Sneddon
Manager, Corporate Services
WHEELING PITTSBURGH STEEL CORPORATION
1134 Market Street
Wheeling, West Virginia 26003

         RE:      (A)      Lease Agreement between Fidelity #19, Ltd. and
                  Wheeling-Pittsburgh Steel Corporation beginning September 1, 1988 and ending July 31, 1991, relating to the Premises at 4206-B Fidelity Road.

                  (B) Lease Agreement between The Texas Development Company and Texas Decks, Incorporated beginning August 1, 1986 and ending July 31, 1991 relating to the Premises at 4204 Fidelity Road, as amended by the letter of February 13, 1986.

                  (C)      Lease Amendment agreement dated April 18, 1991.

                  (D)      Lease Amendment agreement dated October 11, 1995.

Dear Mr. Sneddon:

         This is our agreement to modify both leases described in paragraphs (A) and (B) above and the Amendments to both leases dated April 18, 1991, and October 11, 1995, described in paragraphs (C) and (D) above as follows:

         I. This Amendment is dated for identification purposes as March 4, 1996 but is effective on January 1, 1996.

         II.      The "Base Rental" for both Leases referred to in paragraphs
                  (A) and (B) and the Amendments referred to in paragraphs (C) and (D) above will be:

                  (1) The sum of $58,420.00, which "Base Rental" shall be paid monthly beginning January 1, 1996, and continue on the first day of each month thereafter until December 31, 2000.

                  (2) The sum of $61,060.00, which "Base Rental" shall be paid monthly beginning January 1, 2001, and continue on the first day of each month thereafter until December 31, 2005.

         III. The existing Exhibit "C" to both Leases shall be deleted and "Exhibit 'C' - January 1, 1996", a true and correct copy of which is attached hereto, shall be substituted in their place and stead.

         IV.      The termination date of both Leases referred to in paragraphs
                  (A) and (B) above and the Amendments dated April 18, 1991, October 11, 1995, and March 4, 1996, shall be December 31, 2005.

         V. Landlord has agreed to make the electrical modifications to the Premises as described in the quotation, which is attached as "Exhibit 'D' - January 1, 1996".

         VI. The parties recognize that it will take approximately until May 1, 1996 for Landlord to complete the installation of the electrical modifications in the Leased Premises. Notwithstanding this fact, the increased rental rate as reflected in "Exhibit 'C' - January 1, 1996" will commence on January 1, 1996 even though the electrical modifications will not be completed. Tenant acknowledges that these delays have been considered in setting the monthly rental rate in "Exhibit 'C' - January 1, 1996" and the estimated completion date assumes Lessee signs the Lease prior to March 8, 1996.

         VII. Tenant and Landlord agree that all terms and conditions of the Leases as referred to in paragraphs (A) and (B) above, and the Amendments referred to in paragraphs (C) and (D) above, which are not expressly modified by this Amendment remain unchanged and in full force and effect as if this Amendment had not been entered into.

         VIII. Maintenance and Repairs of Electrical Equipment. Landlord, upon written demand by Tenant, provided that there is no misuse by Tenant of the electrical modifications described in "Exhibit 'D' - January 1, 1996" will promptly maintain and service the electrical modifications at its sole cost and expense and keep the electrical modifications in good working order, at its sole cost and expense, in accordance with the following:

                  (1) Free Repairs. Upon written notice from Tenants, parts found to be defective will promptly be replaced or repaired, at the option of Landlord, free of repair charge, providing the electrical equipment has been operated under proper conditions and within its rated load.

                  (2) No claims for damages or for labor done by others or parts furnished by others will be allowed. In the event the electrical equipment fails, the only obligation of Landlord and Tenant's sole and exclusive remedy shall be the prompt repair or replacement of defective parts or equipment. In the event of breach or repudiation of this agreement by Landlord, or in the event any equipment fails to comply with any warranty extended herein, Landlord shall not be liable for any consequential damages and Tenant agrees to make no demand therefor.

                  (3) Tenant's obligation to pay rent under this Lease shall remain and continue in full force and effect during any time that the electrical equipment is inoperative or under repair, and shall continue until the Lease is terminated.

         If this represents your understanding of our agreement, please indicate with your signature below, and return both copies to us for final execution.

THE TEXAS DEVELOPMENT COMPANY
Leasing Agent for Fidelity #19 Ltd.

By:     /s/ Stephen A. Marmion 3/15/96
        _____________________________________________
        Stephen A. Marmion, Manager-Real Estate

ACCEPTED AND AGREED:

WHEELING-PITTSBURGH STEEL CORPORATION

By:      /s/ Tom Patrick
         --------------------------------------------
         Tom Patrick, Vice President

THE TEXAS DEVELOPMENT COMPANY
Northwoods Industrial Park
12121 FM 529
Houston, Texas 77041
(713) 937-0303
FAX (713) 937-1746

October 11, 1995

Mr. John L. Sneddon                                              FEDERAL EXPRESS
Manager, Corporate Services
WHEELING PITTSBURGH STEEL CORPORATION
1134 Market Street
Wheeling, West Virginia 26003

RE:      (A)      Lease Agreement between Fidelity #19, Ltd. and Wheeling-
         Pittsburgh Steel Corporation beginning September 1, 1988 and ending July 31, 1991, relating to the Premises at 4206-B Fidelity Road.

         (B) Lease Agreement between The Texas Development Company and Texas Decks, Incorporated beginning August 1, 1986 and ending July 31, 1991 relating to the Premises at 4204 Fidelity Road, as amended by the letter of February 13, 1986.

         (C)      Lease Amendment agreement dated April 18, 1991.

Dear Mr. Sneddon:

         This is our agreement to modify both leases described in paragraphs (A) and (B) above and the Amendment to both leases dated April 18, 1991, described in paragraph (C) above as follows:

         I. This Amendment is dated for identification purposes as October 11, 1995 and will be effective on October 1, 1995.

         II.      The "Base Rental" for both Leases referred to in paragraphs
                  (A) and (B) and the Amendment referred to in paragraph (C) above will be:

                  (1) The sum of $27,180.00, which "Base Rental" shall be paid monthly beginning October 1, 1995, and continue on the first day of each month thereafter until December 31, 1995.

                  (2) The sum of $56,470, which "Base Rental" shall be paid monthly beginning January 1, 1996, and continue on the first day of each month thereafter until December 31, 2000.

                  (3) The sum of $59,110, which "Base Rental" shall be paid monthly beginning January 1, 2001, and continue on the first day of each month thereafter until December 31, 2005.

         III. The existing Exhibit "A" to the Leases referred to in paragraphs (A), (B), and (C) above shall be deleted and "Exhibit 'A' - October 11, 1995" and "Exhibit 'A-1' - and "Exhibit 'A-2"' October 11, 1995", true and correct copies of which are attached hereto, shall be substituted in their place and stead.

         IV. The existing Exhibit "C" to both Leases referred to in paragraph (A), (B), and (C) above shall be deleted and "Exhibit 'C' - October 11, 1995", a true and correct copy of which is attached hereto, shall be substituted in their place and stead.

         V.       The termination date of both Leases referred to in paragraphs
                  (A) and (B) above and the Amendment dated April 18, 1991, referred to in paragraph (C) above and this Amendment dated October 11, 1995, shall be December 31, 2005.

         VI. The address and location of the "Leased Premises" for both leases shall be changed to 4204 Fidelity, Jacinto City, Harris County, Texas, and the Premises consist of those described in "Exhibit 'A' - October 11, 1995" and "Exhibit 'A l' - October 11, 1995".

         VII. Landlord has agreed to make the following modifications to the Premises now known as 4206 Fidelity:

                  (1) Repair the existing overhead bridge crane in the West half of the warehouse and remove hoist 2B to the existing Southeast Texas Development bridge in the 4204 existing building.

                  (2) Move the existing 10 ton hoist (#5) on the existing Southeast Texas Development bridge in the 4204 building to the existing bridge crane in the East bay of building 4206.

                  (3)      Take down and remove the existing hoist in East bay.

                  (4) Remove the interior demising walls so that the warehouse is one open warehouse with four exterior walls.

                  (5) Remove the trees and brush on the outside area of the East portion of the warehouse.

                  (6) Repair as necessary to operate existing electrical outlets and cover any open boxes in the additional premises which are the subject of this Amendment.

                  (7) Replace sump pump, if necessary, on North truck well in the additional premises which are the subject of this Amendment.

                  (8) Repair concrete curb inside of Southeast overhead vehicle door in the additional premises which are the subject of this Amendment.

                  (9) Remove fencing within the leased area, in the additional premises which are the subject of this Amendment, except for fencing on North and South sides.

                  (10) Repair or replace any damaged portion of the metal walls and tilt wall.

                  (11)     Replace plant restroom floor.

                  (12)     Replace carpet and repair rotted floor in office.

                  (13)     Repair dry wall and paint office.

                  (14)     Clean ceiling tile and supports.

                  (15) Remove any exposed PVC water lines that Wheeling specifies.

                  (16) Extend premises East 35' 8" of concrete area as per "Exhibit A" attached and 6' chainlink fence to the area as shown on "Exhibit A".

         VIII. Landlord has agreed to make the following modifications to the Premises now known as 4204 Fidelity:

                  (1) Expand the warehouse to the North by adding 100' (the East to West dimension is 170') to the existing building at the same height as the existing building, with extended crane runways in the expanded area.

                  (2) Expand the warehouse to the East by adding 85' following the slope of the line of existing East half and by adding 402' North to South, after removing the existing 30' X 150' storage lean-to.

                  (3) Pour concrete parking area around locker-lunch building as shown in "Exhibit 'A-1' - October 11, 1995" with the same specifications as the existing parking areas.

                  (4) Pour the extension slab with the same specifications as the existing slab.

                  (5) Install two (2) new 15-ton cranes in the new 85 foot East bay extension as shown in "Exhibit 'A-1' - October 11, 1995." Hook height to be 16 feet.

                  (6) Install 400 amp 480 volt circuit breaker for "Warm Form" on new line.

                  (7) Install 400 amp 480 volt circuit breaker for new roll form line.

                  (8) (a) Install 28 1,000- watt metal hallide fixtures. Wheeling to specify the installed location of these fixtures in the 100' North extension and the 85' East extension.

                           Lights are to be connected in such a manner that allows every other light to be turned off. Three (3) night light circuits will be included.

                           (b) Supply to Wheeling 36 1,000- watt metal hallide fixtures and Wheeling to install and wire them in the existing 4204 building at its own cost and expense.

                  (9)      Replace all translucent panels in existing roof.

                  (10) Install additional translucent panels in building extension roofs in the same pattern as existing roof.

                  (11) New building sheeting and roofing to match existing sheeting and roofing with vinyl "sandwich" insulation on sheeting and roofing interior surfaces.

                  (12) New additional connected load for expansion areas is a maximum of 500 KVA.

                  (13) Repair and pave as necessary shipping yard east of new building extension, with the same specifications as the existing pavement.

                  (14) Install double truck doors in east extension (18' wide X 16' high)

                  (15)     Install:

                           1-18' X 16' truck door just to the North of the existing truck door that is located on the South end of the West wall, one bay North

                           1-18' X 16' truck door on the South end of the West wall of the 100 ft. North extension and include a man door just to its North.

                           2- Man doors in the East wall of the 85 foot East extension.

                           Move existing man door on the South end of the West wall one bay to the North.

                  (16)     Relocate fence in east yard.

                  (17)     Reseal existing roof.

                  (18) Relocate (3) North wall exhaust fans in the new North wall of the 85' East extension.

                  (19) Add two steel barrier posts along North wall of the 100ft North extension.

         IX.      Landlord warrants all of the above work for a period of ninety
                  (90) days from January 1, 1996, during which period Landlord as Tenant's sole and exclusive remedy, will repair or replace at Landlord's option, any defects, provided Landlord is given written notice of said defects by Tenant. Tenant agrees to maintain the above materials and equipment in accordance with the terms of the Lease.

         X. Tenant and Landlord agree that all terms and conditions of the Leases as referred to in paragraphs (A) and (B) above, and the April 18, 1991 Amendment, referred to in (C) above, which are not expressly modified by this Amendment remain unchanged and in full force and effect as if this Amendment had not been entered into.

         XI. Tenant has collected dust and other samples and performed whatever tests Tenant deemed necessary on the Premises and is satisfied there are no health or environmental problems caused by United Refractory & Corrosion Products, Inc. or others on the Premises which are the subject of this Amendment.

         XII. It is a condition precedent to this Amendment that Landlord obtains a signed Termination Agreement from United Refractory & Corrosion Products, Inc. for their Premises which is one of the subjects of this Amendment.

         XIII. Tenant and Landlord agree that no real estate commissions are due to any party on this transaction.

         XIV.     Landlord will pay $12,000 to Tenant for Power Utilization
                  Study.

         XV This Lease Agreement may be renewed for two 5-year options following December 31, 2005 at a mutually agreeable rental rate.

If this represents your understanding of our agreement, please indicate with your signature below, and return both copies to us for final execution.

THE TEXAS DEVELOPMENT COMPANY
Leasing Agent for Fidelity #19 Ltd.

By:     /s/ Stephen A. Marmion
        ---------------------------------------------
        Stephen A. Marmion, Manager-Real Estate

ACCEPTED AND AGREED:

WHEELING-PITTSBURGH STEEL CORPORATION

By:     /s/ Tom Patrick
        ---------------------------------------------
        Tom Patrick, Vice President

NORTHWOODS INDUSTRIAL PARK
12225-A FM 529
HOUSTON, TEXAS 77041
(713) 937-0303

April 18, 1991

Mr. John L. Sneddon
Manager, Corporate Services
Wheeling Pittsburgh Steel Corporation
1134 Market Street
Wheeling, West Virginia 26003

RE:      (1)      Lease Agreement between Fidelity #19,Ltd., and
         Wheeling-Pittsburgh Steel Corporation beginning on the 1st day of September, 1988 and ending on the 31st day of July, 1991, relating to the premises at 4206-B Fidelity Road.

         (2) Lease Agreement between The Texas Development Company and Texas Decks, Incorporated beginning August 1, 1986 and ending on July 31, 1991 relating to the premises at 4204 Fidelity Road, as amended by the letter of February 13, 1986.

Dear John:

This is our agreement to modify both Leases described in paragraphs (1) and (2) above as follows:

         A.       The Tenant shall be Wheeling-Pittsburgh Steel Corporation.

         B. The Landlord shall be The Texas Development Company, as Leasing Agent for Fidelity #19,Ltd.

         C.       Base Rental for both Leases shall be $20,311.64 per month.

         D.       The termination date for both Leases is extended to be July
                  31, 1996.

         E. Landlord agrees to commence any repairs or maintenance, which is the responsibility of Landlord as set forth in the two Leases, within three (3) working days, after receipt by Landlord of written notification by Tenant of the necessity for said repairs or maintenance, and will continually make said repairs until they are reasonably completed. In the event Landlord fails to commence repairs which are the responsibility of Landlord within said three (3) working day period, Tenant may contract with a third party for said repairs and invoice Landlord [text illegible].

         F. Landlord agrees to install at its sole expense a truch door to Tenant's specifications on the lean-to portion of the building provided such cost does not exceed $4,200.00.

         G. All other terms of the Lease Agreements remain unchanged and unaffected by this modification.

                                            THE TEXAS DEVELOPMENT COMPANY
                                            Leasing Agent for Fidelity #19, Ltd.

                                            By:[signature illegible]
                                               ---------------------------------

ACCEPTED AND AGREED

WHEELING-PITTSBURGH STEEL CORPORATION

By: /s/ James W. Raymond
    --------------------------------
    James W. Raymond, Vice President

                                 LEASE AGREEMENT

         This LEASE AGREEMENT (hereinafter referred to as the "Lease") is entered into and between THE TEXAS DEVELOPMENT COMPANY, leasing agent for Fidelity #19, LTD., hereinafter referred to as "Landlord") and Wheeling-Pittsburgh Steel Corporation (hereinafter referred to as "Tenant").

                     Article 1 Leased Premises, Term and Use

         1.01.    Leased Premises.

         (a) Upon the terms, provisions and conditions hereof, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises depicted on the schematic attached hereto as Exhibit "A" and as additionally set forth in the terms and descriptions attached hereto as Exhibit "B", located at 4206-B Fidelity, Jacinto City, Harris County, Texas (the real property and improvements located thereon being hereinafter collectively referred to as the "Premises").

         (b) It is hereby stipulated and agreed for all purposes that the Premises shall consist of those premises described in Exhibits "A" and "B" attached hereto.

         1.02. Term. Subject to the terms, provisions and conditions hereof, this Lease shall continue in force for a term (hereinafter referred to as the "Term") of thirty-five (35) calendar months, beginning on the 1st day of September, 1988 (hereinafter called the "Commencement Date") and ending on the 31st day of July, 1991 (hereinafter referred to as the "Termination Date").

         1.03. Delay in Commencement. If for any reason Landlord cannot deliver possession of the premises to tenant on the commencement date, the term shall remain the same; the commencement date and termination date shall both be extended for the number of days which expired from the original commencement date to the date the Landlord tendered possession of the premises to Tenant. In such a case, Tenant shall not be obligated to pay rent until possession of the premises is tenured to Tenant; provided, however, that if Landlord shall not have delivered possession of the premises within 30 days from said commencement date, Tenant may, at Tenant's option, by notice in writing to Landlord within 30 days there-after, cancel this Lease. If Landlord shall not have delivered possession of the premises within 180 days from said commencement date, Landlord may, by notice in writing to Tenant, cancel the Lease. If either party cancels the Lease, as set forth above, Landlord shall return any monies previously deposited by Tenant and the parties shall be discharged from all obligations hereunder.

         1.04. Use. The Premises shall be used and occupied only for manufacture of steel deck and any other lawful activities consistent with use in the rest of the Industrial Park. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions and requirements in effect during the term or any part of the term hereof regulating the use by Tenant of the Premises. Tenant shall not use or permit the use of the Premises in any manner which will tend to create waste or nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to unreasonably disturb such other tenants. No use shall be made or permitted to be made of the Premises nor acts done which will cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, and if Tenant's use of the Premises causes such Tenant shall pay any such increase.

         1.05. Possession. In the event that Landlord shall permit Tenant to occupy the Promises prior to the commencement date of the term, such occupancy shall be subject to all of the provisions of this Lease. Said early possession shall not advance the termination of this Lease. Regardless of the date of possession, the term of this Lease shall be for a minimum number of months as shown in Paragraph 1.02 above.

         1.06. Delivery of Possession. Tenant shall be deemed to have taken possession the Premises when the Premises are substantially complete and usable as a business facility.

                        Article 2 Rent, Security Deposit

         2.01. Rent. Tenant shall pay to Landlord as rent for the premises the installments as set forth on Exhibit "C" attached hereto and incorporated herein by reference for all purposes (hereinafter referred to as "Rent"). The Rent shall be due and payable in advance in installments on the respective dates set forth on Exhibit "C", and shall be due aid payable in legal tender of the United States of America to Landlord at the address shown in Section 8.04 or to such other person or at such other address as Landlord may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction or offset except as otherwise expressly provided for in Section 5.01 and 5.02.

         2.02. Security Deposit. Landlord hereby acknowledges receipt of $4,36.3.90 representing the first month's rental paid in advance, to be applied to the Rent for the first month of the Term when due. Landlord also acknowledges receipt of $4,363.90 representing Tenant's deposit (hereinafter referred to as the "Security Deposit") as security for the full and faithful performance by Tenant of the terms, conditions, and covenants of this Lease which are to be performed and by Tenant. Landlord may apply any portion of the Security Deposit as may be necessary to cure an event of default (hereinafter defined) by Tenant hereunder, including, but not limited to, the failure of Tenant to pay Rent or any other charges which accrue in favor of Landlord hereunder. In the event Tenant fails to repair damages caused or occasioned by Tenant, including damages caused by the removal of fixtures allowed to be removed, Landlord may apply any portion of the Security Deposit pursuant to the terms of this Section, Tenant shall, within ten days after written demand from landlord, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount hereinabove stated and Tenant's failure to timely do so shall constitute a breach of this Lease. Further, Landlord's deduction of the amounts owed by Tenant to Landlord from the Security Deposit shall in no event release Tenant from being in default under the terms of this Lease. Landlord shall not be required to kept the Security Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations pursuant to the Lease, the Security Deposit or so much thereof as has not been applied by Landlord shall be returned to Tenant on the latter of 15 days after the Termination Date or 15 days after Tenant has vacated the Premises.

         2.03. Late Charge. In the event any installment of Rent, or any other amount due from Tenant to Landlord under this Lease, has not been paid within 10 days after the date the amount was due, a late charge of five cents per each dollar so overdue shall be charged by Landlord, as Additional Rent, for the purpose of defraying Landlord's administrative expenses incident to the handling of such overdue payments, and Tenant agrees to pay such additional Rent to Landlord upon demand.

                   Article 3 Premises Condition, Signs, Access

         3.01. Condition of the Premises. Tenant acknowledges that Tenant has had the right to make a full and complete inspection of the Premises prior to the Commencement Date. Accordingly, Tenant is not relying upon, and Landlord makes no warranty or representation, express or implied, with regard to the Premises, all of which Tenant accepts in the condition existing as of the Commencement Date. Specifically, Tenant acknowledges that neither Landlord nor Landlord's agent or employee has made any representation or warranty as to the suitability or fitness of the Premises for the conduct of Tenant's business.

         3.02. Signs. No signs, symbols, or identifying marks shall be placed on the Premises without the prior written approval of Landlord.

         3.03. Screening. Tenant shall not keep any articles, goods, materials, incinerators, storage tanks, refuse containers or like equipment in the open or deposed to public view. If it should become necessary to store or keep such materials or equipment in the open, they shall be screened from view in a manner approved by Landlord in writing.

         3.04. Access by Tenant Prior to Commencement of Term. Landlord, at its discretion, may permit Tenant and its agents to enter the Premises prior to the Commencement Date. Any such entry into the Premises shall be at Tenant's risk and Landlord shall not be liable for any personal injury, death, or property damage which may be suffered in or about the Premises by Tenant or its employees, agents, contractors, suppliers or workmen, and Tenant hereby indemnifies landlord therefrom.

                          Article 4 Tenant's Covenants

         4.01. Payments by Tenant. Tenant agrees to timely pay the Rent and all sums provided to be paid to Landlord hereunder at the times and in the manner herein provided and to at all times occupy and conduct business in the Premises.

         4.02.    Real Property Taxes.

         (a) Landlord shall pay all real property taxes applicable to the Premises. Notwithstanding the foregoing, Tenant shall pay, in addition to the Rent, the amount, if any, by which the real property taxes applicable to the Premises increase over the first fiscal year after the commencement of the Term hereof in which the Premises are fully assessed. Such payment shall be made by Tenant within fifteen days after the receipt of Landlord's written statement setting forth the amount of such increase and the computation thereof. If the term of this Lease does not expire concurrently with the expiration of the fiscal tax year, Tenant's liability for increased taxes for the last partial lease year shall be prorated on an annual basis. If Tenant shall fail to pay any such portion of the real property taxes, Landlord shall have the right to pay the same, in which case Tenant shall repay the amount so paid by Landlord, including penalties and interest, if any, within ten days of the date of payment by Landlord, and Tenant shall pay Landlord, interest on such amount from the date the taxes were owing to the taxing authority to the date Tenant reimburses Landlord at the prime plus two percent, with prime being prime offered by First Interstate Bank of Texas.

         (b) For purposes herein, real property taxes shall include all assessments, levies, penalties or taxes assessed against the Premises or the real property which the Premises are a part, by any government or authority having taxing jurisdiction over the same, including, without by way of limitation, any city, county, state, or federal governmental agency, or any school district or municipal utility district.

         4.03. Personal Property Taxes. Tenant shall cause its trade fixtures, furnishings, equipment and/or the personal property to be assessed and billed separately from the property of Landlord.

         4.04. Utilities. Tenant shall pay for all water, gas, heat, light, power, air conditioning, telephone and other utilities and services supplied to the Premises. If any of such services are not separately metered to Tenant, Tenant shall pay such a proportion of all charges jointly metered as is determined by Landlord to represent a reasonable allocation for the utility services to the Premises.

         4.05. Repairs by Tenant. Tenant shall, at its cost, repair or replace any damage to the Premises, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, or visitors; provided if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make such repairs or replacements and the cost thereof shall be payable by Tenant on demand as a part of the Rent hereunder, and failure of Tenant to pay such costs within ten days shall constitute a failure to pay Rent when due and an Event of Default (hereinafter defined) by Tenant hereunder. Additionally, in such event, Tenant shall pay Landlord interest on such amount from the date the amount was owing to Landlord to the date Tenant reimburses Landlord at the prime rate of interest plus two percent (2%), with prime being the prime offered by First Interstate Bank of Texas.

         4.06. Care of the Premises. Tenant shall not commit or allow any waste or damage to be committed on or to any portion of the Premises, and at the expiration or termination of this Lease, Tenant shall deliver up the Premises to Landlord in as good condition as on the date of possession by Tenant, ordinary wear and tear excepted. Tenant shall, during the term of this Lease, keep in good order, condition and repair, the Premises, including, but not limited to every part thereof, including any air-conditioning and heating equipment, plumbing, and other fixtures or equipment placed on or owned by Landlord, and all sidewalks, landscaping, driveways, parking lots, fences and signes located in the areas which are included within the Premises. Landlord shall keep in good order and repair the structural portion of the premises unless any such repairs shall be necessary on account of any action or negligence of Tenant, in which case Tenant shall be responsible for repairs.

         4.07.    Assignment of Sublease.

         (a) Tenant shall not assign this lease or sublease the Premises or any part thereof or mortgage, pledge or hypothecate its leasehold interest or grant any concession or license within the Premises (any such assignment, sublease, mortgage, pledge hypothecation, or grant of a concession or license being hereinafter referred to in this Section 4.07 as a "Transfer") without the prior express written permission of Landlord, and any attempt to effect a Transfer without such permission of Landlord shall be void and of no effect. Such permission shall not be unreasonably withheld by Landlord.

         (b) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation to pay the rent and to perform all other obligations to be performed by Tenant hereunder for the term of this Lease. The acceptance of rent by Landlord from any person other than Tenant shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

         4.08. Alterations, Additions, Improvements. Tenant will make no alteration, change, improvement, repair, replacement or addition to the Premises without the prior written consent of Landlord, whether or not Landlord has actual knowledge or should have actual knowledge of such alteration, addition or improvement. Tenant may remove its trade fixtures, office supplies and movable office furniture and equipment not attached to the Premises provided Tenant promptly repairs all damage caused by such removal. All other property at the Premises and any alteration or addition to the Premises and any other articles attached or affixed to he floor, wall, or ceiling of the Premises is a part of the property of Landlord and shall be surrendered with the Premises as part thereof at the termination or expiration of this Lease, without payment or compensation therefor. If, however, Landlord so requests in writing, Tenant will, prior to termination or expiration of this Lease, remove any and all alterations, additions, fixtures, equipment and property placed or installed by Tenant or installed by Landlord at Tenant's expense in the Premises and will repair any damage caused by such removal.

         4.09. Access by Landlord. Tenant shall permit Landlord or its agent or representatives to enter into and upon any part of the Premises at all reasonable hours to inspect same; to clean, to make repairs, alterations or additions thereto, as Landlord may deem necessary or desirable; to show the Premises to prospective purchasers or tenants; or for any other purpose deemed reasonable by Landlord; and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof.

                           Article 5 Mutual Covenants

         5.01. Condemnation, Loss or Damage. If the Premisses or any part thereof shall be taken or condemned for any public purpose (or conveyed in lieu or in settlement thereof) such an extent as to render the remainder of the Premises not reasonably suitable for occupancy, this Lease shall, at the option of either party, forthwith cease and terminate, and all proceeds from any taking or condemnation of the Premises shall belong to and be paid to Landlord. If this Lease is not so terminated, Landlord shall repair any damage resulting from such taking, to the extent and in the manner provided in Section 5.02 and Rental hereunder shall be abated to the extent the Premises are rendered untenantable during the period of repair and thereafter be adjusted on an equitable basis considering the areas of the Premises taken and remaining.

         5.02.    Fire or Other Casualty, Certain Repairs

         (a) In the event of a fire or other casualty in the Premises, Tenant shall immediately give notice thereof to Landlord. If the Premises shall be partially destroyed by fire or other casualty so as to render the Premises untenantable in whole in part, the Rent provided for herein shall abate as-to the portion of the Premises rendered untenantable until such time as the Premises are made tenantable, and Landlord agrees to commence and prosecute such repair work promptly and with reasonable diligence. If such destruction results in the Premises being untenantable in substantial part for a period reasonably estimated by Landlord to be six months or longer after Landlord's insurance settlement, or in the event of total or substantial damage or destruction of the Premises where Landlord decides not to rebuild, then all Rent owed up to the date of such damage or destruction shall be paid by Tenant and this Lease shall terminate upon notice thereof to Tenant. Landlord shall give Tenant written notice of its decisions, estimates or elections under this Section 5.02 within sixty days after such damage or destruction.

         (b)      Should Landlord elect to effect any repairs under Sections
5.01 or 5.02 (a), Landlord shall only be obligated to restore or rebuild the Premises to a condition existing immediately prior to such damage. In the event the Rent or any portion of the Rent is abated under Sections 5.01 or. 5.02 (a), the expiration date of the Term specified in Section 1.02 shall be extended for the period of such abatement.

         5.03. Holding Over. If Tenant should remain in possession of the Premises after the termination or expiration of the Term without the execution by Landlord and Tenant of a new lease, then Tenant shall be deemed to be occupying the Premises as tenant-at-sufferance, subject to all the covenants and obligations of this Lease, except that the daily Rent shall be twice the per day Rent in effect immediately prior to such expiration or termination, but such holding over shall not extend the Term.

         5.04. Assignment by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Premises.

         5.05. Recourse Limitation. Tenant specifically agrees to look solely to Landlord's interest in the Premises for the recovery of any judgment from Landlord, it being agreed that Landlord shall never be personally liable for any such judgment. The provision contained in the foregoing sentence shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord, or any other action not involving the liability of Landlord to respond in monetary damages from assets other than Landlord's interest in the Premises.

         5.06. Control of Premises, Common Areas and Parking Facilities by Landlord. Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to the Premises, facilities, all automobile parking areas and common areas of any kind or character.

         5.07. Independent Obligations. The obligation of Tenant to pay all rent and other sums hereunder provided to be paid by Tenant and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent, unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction therein is hereinabove expressly provided for and not otherwise. Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against or withhold, or deduct from or offset against any rent and other sums provided hereunder to be paid Landlord by Tenant.

                         Article 6 Default and Remedies

         6.01.    Default by Tenant

         (a) Each of the following occurrences relative to Tenant shall constitute an "Event of Default":

         (1) Failure or refusal of Tenant to make the timely payment of any Rent payable under this Lease when and as the same shall become due and payable, provided Landlord has given Tenant five calendar days written notice of the same;

         (2) The abandonment or vacating of the Premises or any significant portion thereof;

         (3) Failure by Tenant in the performance or compliance with any of the agreements, terms, covenants, or conditions provided in this Lease, other than those referred to in (1) or (2) above, for a period of fifteen days after notice from Landlord to Tenant specifying the items in default provided, however, that if the nature of Tenant's default is such that more than fifteen days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said fifteen day period and thereafter diligently prosecuted such cure to completion;

         (4) Tenant shall fail to take possession of the Premises when Landlord notifies Tenant that the same are ready for occupancy;

         (5) The occurrence or any other event herein provided to be an Event of Default.

         6.02.    Landlord Remedies

         (a) This Lease and the Term and estate hereby make are subject to the limitation that if and whenever any Event of Default shall occur, Landlord may, at its option and without further written notice to Tenant, do any one or more of the following:

         (1) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord;

         (2) Enter upon and take possession of the Premises and expel or remove Tenant and any other occupant therefrom with or without having terminated the Lease;

         (3) Apply all or any portion of the Security Deposit to cure such Event of Default;

         (4)      Alter locks and other security devices at the Premises;

         (5) Seek such other remedies as may be available at law or in equity.

         (b) Exercise by Landlord of any one or more remedies shall not constitute an acceptance of surrender of the Premises by Tenant, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant.

         (c) If Landlord terminates this Lease by reason of any Event of Default, Tenant shall pay to Landlord the sum of all Rent and other indebtedness accrued hereunder to the date of such termination, the amounts stated in Section
6.02 (e) hereof, plus, as liquidated damages, an amount equal to the then present value of the Rent and all other indebtedness as would otherwise have been required to be paid by Tenant to Landlord during the period following the termination of the Term measured from the date of such termination to the Termination Date stated in Section 1.02.

         (d) If Landlord repossesses the Premises without terminating the Lease, then Tenant shall pay to Landlord all Rent and other indebtedness accrued to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during said period (after deducting expenses incurred by Landlord as provided below); reentry by Landlord will not affect the obligations of Tenant for the unexpired Term. Tenant shall not be entitled to any excess of any Rent obtained by reletting over the Rent herein reserved. Actions to collect amounts due by Tenant may be brought on one or more occasions, without the necessity of Landlord's waiting until expiration of the Term.

         (e) In case of an Event of Default, to the extent the same were not paid or deducted, as appropriate, under Section 6.02 (c) or (d), Tenant shall also pay to Landlord; (i) broker's fees incurred by Landlord in connection with reletting the whole or any part of the Premises; (ii) the cost of removing and storing Tenant's or any other occupant's property; (iii) the cost of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants; and (iv) all reasonable expenses incurred by Landlord in enforcing Landlord's remedies, including reasonable attorney's fees and court costs.

         (f) Upon termination or repossession of the Premises for an Event of Default, Landlord shall not be obligated to relet or attempt to relet the Premises, or any portion thereof, or to collect rental after reletting, but Landlord shall have the option to relet or attempt to relet. In the event of reletting, Landlord may relet the whole or any portion of the Premises for any period, to any tenant, and for any use and purpose.

         (g) If Tenant should fail to make any payment, perform any obligation, or cure any default hereunder, Landlord, without obligation to do so and without thereby waiving such failure or default, make such payment, perform such obligation, and/or remedy such other default for the account of Tenant (and enter the Premises for such purpose), and Tenant shall pay upon demand all costs, expenses and disbursements (including reasonable attorney's fees) incurred by Landlord in taking such remedial action, plus interest thereon at prime plus two percent, with prime being prime offered by First Interstate Bank of Texas.

         6.03. Non-Waiver. Neither acceptance of rent by Landlord nor failure by Landlord to complain of any action, non-action or default of Tenant shall constitute a waiver of any of Landlord's rights hereunder. Waiver by Landlord of any right for any default of Tenant shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default.

         6.04. Remedies Cumulative. The remedies of Landlord hereunder shall be deemed cumulative and no remedy of Landlord, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other.

         6.05. Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than 30 days after written notice by Tenant to Landlord.

                               Article 7 Insurance

         7.01.    Insurance, Subrogation, Liability, Indemnity and Waiver

         (a) Fire and Extended Coverage. Tenant shall maintain at its sole expense fire and extended coverage insurance with vandalism and malicious mischief endorsements and a sprinkler leakage endorsement (where applicable), on all of its personal property, including removable trade fixtures, located in the Premises and on leasehold improvements and all additions and improvements made by Tenant, in an amount not less than the full replacement cost thereof with a deductible in an amount not greater than $5,000.00.

         (b) Comprehensive General Liability. Tenant shall, at its sole expense, maintain in effect at all times comprehensive general liability insurance, including contractual liability coverage issued by and binding upon a solvent insurance company authorized to do business in Texas and satisfactory to Landlord, with bodily injury limits of not less than $1,000,000 for each occurrence and $2,000,000 in the aggregate, and property damage liability limits of not less than $250,000 for each occurrence and $500,000 in the aggregate.

         (c) Waiver of Subrogation. Tenant and Landlord each waive any and all rights or recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss damage. Tenant shall, upon obtaining the policies of insurance required under the provisions of the Lease, give notice to the insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease, provided, however that this waiver shall be ineffective against any insurer of Landlord or Tenant to the extent that such waiver (i) is prohibited by the laws and insurance regulations of the State of Texas or (ii) would invalidate any insurance coverage of Landlord and Tenant. The waiver set forth in this Section shall not apply to any deductibles on policies carried by Landlord nor to any co-insurance penalty which Landlord might sustain unless otherwise provided for herein.

         (d) Indemnity. Except for any of the claims, rights of recovery and causes of action that either party has released and waived pursuant to
Section 7.01 (c). Landlord shall not be liable to Tenant or to Tenant's employees, agents or visitors, or to any other person whomsoever, for any injury to persons or damage to property on or about the premises or any adjacent area owned by Landlord caused by the negligence of Tenant, its employees, subtenants, licensees or any other person entering the premises under express or implied invitation of Tenant, or arising out of the use of the premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder; and Tenant hereby agrees to indemnify Landlord and hold it harmless from any loss, expense or claims arising out of such damage or injury. Tenant shall not be liable to Landlord or Landlord's employees, agents, or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises caused by the negligence of Landlord or its employees, or arising out of any breach or default by Landlord in the performance of its obligations hereunder; and Landlord hereby agrees to indemnify Tenant and hold it harmless from any loss, expense or claims arising out of such damage or injury.

         (e) Waiver. Landlord and Landlord's agents and employees shall not be liable to Tenant except for any claims arising out of Landlord's sole gross negligence, or any injury to persons or damage to property resulting from the premises or other premises owned by Landlord becoming out of repair or by defect in or failure of equipment manufactured and maintained by Landlord, pipes, or wiring, or broken glass or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the demised premises, regardless of the source, or by dampness or by fire, explosion, falling plaster or ceiling, except where such injury or damage shall be due to Landlord's failure to make repairs required to be made hereunder, after the expiration of a reasonable time after written notice to Landlord to the need of such repairs. Landlord shall not be liable to Tenant for any loss of damage that may be occasioned by or through the acts of omissions of other tenants of the Landlord or caused by operations in construction of any private, public or quasi-public work, or of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord.

                             Article 8 Miscellaneous

         8.01. Venue, Governing Law. This Lease shall be governed by the laws of the State of Texas. All monetary and other obligations of Landlord and Tenant are performable exclusively in Houston, Harris County, Texas.

         8.02. Captions. Article and paragraph captions. are not a part hereof.

         8.03. Notice. Any notice which may or shall be given under the terms of this Lease shall be in writing and shall be either delivered by hand or sent by United States Registered or Certified Mail, postage prepaid, if for Landlord to The Texas Development Company, Attention: J. R. Cheatham, 12225-A F.M. 529, Northwoods Industrial park, Houston, Texas 77041; or if for Tenant (i) prior to the Commencement Date to 1134 Market Street, Wheeling, WV 26003, or (ii) subsequent to the Commencement Date to the address for the Premises. Such addresses may be changed from time to time by either party by giving notice as provided above. Notice shall be deemed given when delivered (if delivered by hand) or when postmarked (if sent by mail).

         8.04. Entire Agreement, Binding Effect and Severability. This Lease and any written addenda and all exhibits hereto (which are expressly incorporated herein by this reference) shall constitute the entire agreement between Landlord and Tenant. No prior written or prior or contemporaneous oral promises or representations shall be binding. This Lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties, but this provision shall in no way alter the restrictions on assignment and subletting applicable to Tenant hereunder. If any provision of this Lease or the application thereof to any person or circumstance shall at any time or to any extent be held invalid or unenforceable, and the basis of the bargain between the parties hereto is not destroyed or rendered ineffective thereby, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which is held invalid or unenforceable shall not be affected thereby.

         8.05. Right of Reentry. Upon the expiration or termination of the Term for whatever cause, Landlord shall have the right to immediately reenter and reassume possession of the Premises and remove Tenant's property therefrom or secure such property therein, and Tenant expressly acknowledges such right.

         8.06. Number and Gender; Captions; References. Pronouns, where used, of what-ever gender, shall include natural persons, corporations, and associations of every kind and character, and the singular shall include the plural and vice versa where and as often as may be appropriate. Article and section headings under this Lease are for convenience of reference and shall no affect the construction or interpretation of this Lease. Whenever the terms "hereof", "hereby", "herein", or words of similar importance are used in this Lease, they shall be construed as referring to this Lease in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Any reference to a particular "Article" or "Section" shall be construed as referring to the indicated article or section of this Lease.

         8.07. Authority. Tenant represents and warrants that the undersigned is duly authorized to execute and deliver this Lease. Specifically, in the event Tenant is a corporation, Tenant represents and warrants that the undersigned is duly authorized to execute and deliver this Lease on behalf of said corporation and in accordance with a duly adopted resolution of the Board of Directors of said corporation.

         8.08. Time of Essence. In all instances where any act is required at a particular indicated time or within an indicated period, it is understood and stipulated that time is of the essence.

         8.09. Building Integrity. Landlord warrants that the Premises was designed by a Registered Professional Engineer and was built in accordance with applicable specifications and codes as required by the city of Jacinto City, Texas.

         Effective the 21 day of Sept, 1988.

                                                 "LANDLORD"

                                                 The Texas-Development Company
                                                 Northwoods Industrial Park,
                                                 12225-A F.M. 529
                                                 Houston, Texas 77041

Date: 9/21/88                                    By: /s/ J. R. Cheatham
                                                     ---------------------------
                                                       J. R. Cheatham
                                                       Manager of Real Estate

                                                 "TENANT"

                                                 Wheeling-Pittsburgh Steel
                                                 Corporation
                                                 1134 Market Street
                                                 Wheeling, WV 26003

Date: 9/10/88                                    By:[signature illegible]
                                                    ----------------------------

                            STANDARD INDUSTRIAL LEASE

1. PARTIES. This Lease. dated for reference purposes only, January 16, 1986 is made by and between The Texas Development Company (herein called "Landlord") and Texas Decks, Incorporated (herein called "Tenant").

2. PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Harris, State of Texas, commonly known as 4204 Fidelity Road, Fidelity Industrial Park, Houston, Texas and more fully described in Exhibits A & B a true and correct copy of which is attached hereto and incorporated herein by reference for all purposes. Said real property, including the land and all improvements hereon, is herein called "the Premises".

3.       TERM.

         3.1 Term. The term of this Lease shall be for sixty (60) months commencing on August 1, 1986, and ending on July 31, 1991 unless sooner terminated pursuant to any provision hereof.

         3.2      Possession. Tenant is deemed to currently have possession.

4.       RENT.

         4.1 Rent. Tenant shall pay to Landlord as rent for the Premises monthly installments as shown on the Exhibit "C". Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable without notice or demand and without any deduction, offset, or abatement in lawful money of the United States of America to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

         4.2 Tenants obligation to pay rent shall commence upon delivery of possession as described in Paragraph 3.4 of this Lease. However, the first month's rent and the security deposit as described in Paragraph 5, is due and payable upon execution of this agreement. Landlord acknowledges that it has already received and is continuing to hold said security deposit.

         4.3 Additional Charges. It is understood that Landlord shall receive the rent set forth in Article 4.1 free and clear of any and all impositions, taxes, real estate taxes, liens, charges or expenses which arise or may be contemplated under any provisions of this Lease during the term hereof. All of such charges, costs and expenses shall constitute additional charges, and upon the failure of Tenant to pay any such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by Tenant and that Tenant shall in no event be entitled to any abatement or reduction in rent payable hereunder, except as herein expressly provided. Any present or future laws to the contrary shall not alter this agreement of the parties. With respect to real estate taxes, the above shall apply, except as modified in Paragraph 10.1 below; that is, Tenant shall be responsible for real estate taxes applicable to the Premises only.

5.       SECURITY DEPOSIT.

Tenant shall deposit with Landlord upon execution hereof the sum of Nine thousand nine hundred seventy five/00 (9,975.00) Dollars as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated and Tenant's failure to do so shall be a breach of this Lease, and Landlord may at his option terminate this Lease. Landlord shall not be required to keep said deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit or so much thereof as had not theretofore been applied by Landlord shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within fifteen (15) days after the expiration of the term hereof, or after Tenant has vacated the Premises, whichever is later. Landlord acknowledges that it has already received and is continuing to hold said security deposit.

6.       USE.

         6.1 Use. The Premises shall be used and occupied only for manufacturer of steel deck and any other lawful activities consistent with use in the rest of the Industrial Park.

         6.2 Compliance with Law. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions and requirements in effect during the term or any part of the term hereof regulating the use by Tenant of the Premises. Tenant shall not use or permit the use of the remises in any manner which will tend to create waste or nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to unreasonably disturb such other tenants.

         6.3 Condition of Premises. Tenant hereby accepts the Premises in the condition existing as of the date of the possession hereunder, subject to all applicable zoning, municipal [illegible text] use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability or fitness, or both, of the Premises for the Conduct of Tenant's business.

         6.4 Signs. All signs of any nature whatsoever, either temporary or permanent, whether free standing or affixed to any structure, shall be approved in writing by the Landlord.

         6.5      Screening.

         (a) The right of the Tenant to use any building or buildings shall not be construed to permit the keeping of articles, goods, materials, incinerators, storage tanks, refuse containers or like equipment in the open or exposed to public view. If it shall become necessary to store or keep such materials or equipment in the open, they shall be screened from view in a manner approved in writing by Landlord. No storage shall be permitted closer to a dedicated street than the building setback line.

         (b) Water tower, storage tanks, processing equipment, stand fans, sky lights, cooling towers, communications towers, vents and other structures or equipment shall be architecturally compatible or effectively shielded from public view by an architecturally sound method approved in writing by Landlord before construction or erection of said structures or equipment. In no event shall materials or like equipment be placed within the building set back line.

         6.6      Insurance Cancellation. Notwithstanding the provisions of
Article 6.1 hereinabove, no use shall be made or permitted to be made of the Premises nor acts done which will cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, and if Tenant's use of the Premises causes an increase in said insurance rates Tenant shall pay any such increase.

         6.7 Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules and regulations. The additions and modifications to those rules and regulations shall be binding upon tenant upon delivery of copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants.

7.       MAINTENANCE, REPAIRS AND ALTERATIONS.

         7.1 Tenant's Obligations. Tenant shall, during the term of this Lease, keep in good order, condition and repair, the Premises, including every part thereof including any air-conditioning and heating equipment, plumbing, cranes, and other fixtures or equipment placed on owned by Landlord, and all adjacent sidewalks, landscaping driveways, parking lots, fence and signs located in the areas which are adjacent to and included within the Premises. Landlord shall incur no expense nor have any obligation whatsoever in connection with maintenance of the Premises, and Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs to Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair. Landlord shall keep in good or and repair the structural portions of the Premises unless any such repairs shall be necessary on account of any action or negligence or Tenant, in which case Tenant shall be solely responsible for such repairs.

         7.2 Surrender. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Promises to Landlord in good condition, broom clean, ordinary wear and tear fire, and other casualty excepted. Tenant shall repair any damage to the Premises occasioned by its use thereof, or by the removal of Tenant's trade fixtures, furnishings and equipment pursuant to [illegible text]

         7.3 [illegible text] shall not be required to) enter upon the Premises; after ten (10) days' prior written notice to Tenant, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the highest legal rate shall become due and payable as additional rental to Landlord together with Tenant's next rental installment.

         7.4      Alterations and Additions.

         (a) Tenant shall not, without Landlord's prior written consent, make any alterations, improvements, or additions, in, on or about the Premises. As a condition to giving such consent, Landlord may require that Tenant remove any such alterations, improvements, additions or utility installations at the expiration of the term, and to restore the Premises to its prior condition.

         (b) Before commencing any work relating to alterations, additions and improvements affecting the Premises, Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall then have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises and Landlord from mechanics' liens, materialmen's liens or any other liens. In any event, Tenant shall pay, when due, all claims for labor or materials, or both, furnished to or for Tenant at or for use on the Premises. Tenant shall not permit any mechanics' or materialmen's liens to be levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors, or both, in connection with work of any character performed or claimed to have been performed on the Premises by or under the direction of Tenant.

         (c)      Unless Landlord requires their removal, as act forth in
Article 7.4(a), all alterations, improvements or additions which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term of this Lease. Notwithstanding the provisions of this Article 7.4(c), Tenant's machinery, equipment and trade fixtures, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Article 7.2.

8.       INSURANCE; IMDEMNITY.

         8.1 Liability Insurance. Tenant shall obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than $1,000,000 for injury to or death of one person in one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least $500,000.00. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. In the event that the Premises constitutes a part of a larger property, said insurance shall have a Landlord's Protective Liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant. Landlord shall be named as an additional insured.

         8.2 Property Insurance. The Tenant shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises in the amount of the full replacement value thereof and providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage. Said insurance shall provide for payment for loss thereunder to Landlord or to the holder of a first mortgage or deed of trust on the Premises. If the Tenant shall fail to procure and maintain said insurance, the Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant. Tenant shall arrange for Landlord to be named as an additional insured.

         8.3 Insurance Policies. Insurance required hereunder shall be in companies rated A+ AAA or bettor in "Beat's Insurance Guide". The Tenant shall deliver prior to possession to the Landlord copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancellable or subject to reduction of coverage or other modification except after ten (10) days' prior written notice to Landlord. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Land-lord may order such insurance and charge the cost thereof to Tenant, which shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in articles 8.2 and 8.3. Tenant shall forthwith, upon Land-lord's demand, reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing such increase in the cost of insurance.

         8.4 Waiver of Subrogation. Tenant and Landlord each waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.5 Hold Harmless. Tenant agrees to indemnify, defend and hold Landlord harmless from any, and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work or things which may be permitted or suffered by Tenant in or about the Premises and shall further indemnify, defend and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provision of this Lease or arising from any negligence of Tenant or any of its agents, contractors, employees or invitees and from any and all [illegible text] defense of such claim or any action or proceeding brought thereon. Tenant hereby assumes all risk of damage to property or injury to persons on or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord except for any claim arising out of Landlord's sole gross negligence [illegible text].

         8.6 Exemption of Landlord from Liability. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person on or about the Premises; nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or customers and invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, cranes, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Landlord or Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located. *,and except for any claims arising out of Landlord's sole gross negligence,

9.       DAMAGE OR DESTRUCTION.

         9.1 In the event the improvements on the Premises are damaged or destroyed, partially or totally, from any cause whatsoever, whether or not such damage or destruction is covered by any insurance required to be maintained under Article 8, the Tenant shall repair, restore, and rebuild the Premises to its condition existing immediately prior to such damage or destruction and this Lease shall continue in full force and effect. Such repair, restoration and rebuilding (all of which are herein called the "repair") shall be commenced within a reasonable time after such damage or destruction and shall be diligently prosecuted to completion. There shall be no abatement of rent or of any other obligation of Tenant hereunder by reason of such damage or destruction.

         9.2 Damage/Uninsured. In the event the premises be damaged or destroyed by a casualty which is not covered by fire and extended coverage insurance carried by Landlord, the Landlord shall restore same, provided that if the damage or destruction is to an extent greater than ten (10) percent of then replacement cost of improvements on the Premises (exclusive of Tenant's trade fixtures and equipment and exclusive of foundation). Then Landlord may elect not to restore and to terminate this Lease.

         9.3 Damage Near End of Term. If the Premises are partially destroyed or damaged during the last six (6) months of term of this Lease, either party may cancel and terminate this Lease as of the date of occurrence if such damage by giving written notice to the other party of its election to do so within thirty (30) days after the date of occurrence of such damage.

         9.4      Prorations. Upon termination of thin Lease pursuant to this
Article 9, a pro rata adjustment of rent, based upon a thirty (30) day month, shall be made. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord.

         10.1 Payment of Tax Increase. Landlord shall pay all real property taxes applicable to the Premises; provided, however, that Tenant shall pay in addition to rent, the amount, if any by which real property taxes applicable to the Premises increased over the taxes to the Premises in the year 1991. Such payment shall be made by Tenant within fifteen (15) days after receipt of Landlord'd written statement setting forth the amount of such increase and the computation thereof. If the term of this lease does not [illegible text].

         10.2 Definition of "Real Property" Taxes. As used herein, the term "real property tax" shall include any form of assessment, license fee, rent tax, levy, penalty, or tax (other than inheritance or estate taxes or taxes on or with reference to Landlords' general income) imposed by any authority having the direct of indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent of other income therefrom, or as against Landlord's business of leasing the Premises. Tenant shall pay any and all charges and fees which may be imposed by the EPA or other similar government regulations or authorities.

         10.3 Joint Assessment. If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed. Such proportion shall be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Tenant agrees that Landlord's reasonable determination thereof, in good faith, shall be conclusive.

         10.4     Personal Property Taxes.

         (a) Tenant shall pay, at least thirty (30) days prior to delinquency, all taxes assessed against and levied upon leasehold improvements, trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Promises or elsewhere. Tenant shall cause said leasehold improvements, trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

         (b) If any of Tenant's said personal property shall be assessed with Landlord's real property. Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant' s property.

11. COMMON AREAS. When, in fact, there are common Areas, the following shall apply;

         11.1 Definitions. The term "Common Areas" means all areas and facilities outside the Premises that are provided and designated for the general use and convenience of Tenant and other tenants and their respective officers, agents and employees, customers, and invitees. Common Areas include, but are not limited to, pedestrian sidewalks, landscaped areas, streets, roadways, parking areas and railroad tracks, if any. Landlord reserves the right to from time to time, make changes in the shape, size, location, number, and extent of the land and improvements constituting the Common Areas. Landlord may, from time to time, designate additional parcels of land for use as a part thereof. Any additional land so designated by Landlord for such use shall be included until such designation is revoked by Landlord.

         11.2 Maintenance. During the term of this Lease, Landlord or his assigns shall operate, manage, and maintain the Common Areas so that they are clean and free from accumulations of debris, filth, rubbish, and garbage. The manner in which such Common Areas shall be so maintained, and the expenditures for such maintenance, shall be at the sole discretion of Landlord. The use of the Common Areas shall be subject to such reasonable regulations and changes therein as Landlord shall make from time to time, including, but not limited to, the right to close from time to time, if necessary, all or any portion of the Common Areas to such an extent as may be legally sufficient, in the opinion of Landlord's counsel, to prevent a dedication thereof or the accrual of rights of any person or of the public therein, or to close, temporarily, all or any portion of such Common Areas for such purposes.

         11.3 Tenant's Rights and Obligations. Landlord hereby grants to Tenant during the term of this Lease the right to use, for the benefit of Tenant and its officers, agents, employees, customers and invitees, in common with the others entitled to such use, the Common Areas as they exist, subject to the rights, powers, and privileges herein reserved to Landlord. Storage, either permanent or temporary, of any materials, supplies or equipment in the Common Area is strictly prohibited. Should Tenant violate this provision of the Lease, Landlord may, at his option, either terminate this Lease or, without notice to Tenant, remove said materials, supplies or equipment from the Common Area and place such items in storage, the cost thereof to be reimbursed by Tenant within ten (10) days from receipt of a statement submitted by Landlord. All subsequent costs in connection with the storage of said items shall to paid to Landlord by Tenant as accrued. Failure of Tenant to pay these charges within ten (10) days from receipt of statement shall constitute a breach of this Lease. Tenant and its officers, agents, employees, customers, invitees and guests, shall park their motor vehicles only in areas designated by Landlord for that purpose. Within five (5) days after a request from Landlord, Tenant shall furnish to Landlord a list of the license numbers assigned to its motor vehicles and those of its officers, agents and employees. Tenant shall not at any time park or permit the parking of motor vehicles belonging to it or to others so as to interfere with the pedestrian sidewalks, roadways, including Northwoods Park Drive, and loading areas or in any portion of the parking areas not designed by Landlord for such use by Tenant. Should Tenant violate this provision of the Lease, Landlord may, at his option, either terminate this Lease or, without notice to Tenant, remove or cause to be removed any vehicle violating this provision in which case Tenant agrees to indemnify and hold Landlord harmless from any liability resulting therefrom. Tenant and its officers, agents, employees, customers, invitees and guests shall at all times observe all posted speed limits in Northwoods Industrial Park. Should Tenant violate this provision of the Lease, Landlord may, at his option and upon ten (10) days notice, terminate this Lease. Tenant agrees that receiving and shipping of goods and merchandise and all removal of refuse shall be made only by way of the loading areas constituting part of the Premises. Tenant shall repair, at its cost, all damages to the Common Areas occasioned by its activities.

         11.4 Construction. Landlord, while engaged in constructing Improvements or making repairs or alterations on or about the Premises or in its vicinity, shall have the right to make reasonable use of the Common Areas.

12. UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, no determined by Landlord, of all charges jointly metered with other premises.

13.      ASSIGNMENT AND SUBLETTING.

         13.1 Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void and shall constitute a breach of the Lease. Any transfer of Tenant's interest in this Lease or in the Premises from Tenant by merger, consolidation or liquidation, or by any subsequent change in the ownership of thirty (30%) percent or more of the capital stock of Tenant shall be deemed a prohibited assignment within the meaning of this Article 13.

         13.2 No Release of Tenant. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation to pay the rent and to perform all other obligations to be performed by Tenant hereunder for the term of this Lease. The acceptance of rent by Landlord from any person other than Tenant shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

14.      DEFAULTS; REMEDIES.

         14.1 Defaults. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

         (a)      The vacating or abandonment of the Premises by Tenant.

         (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Landlord to Tenant.

         (c) The failure by Tenant to observe or perform any of the covenants, conditions, restrictions or provisions of this Lease to be observed or performed by Tenant, other than described in Paragraph (b) above, where such failure shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than fifteen (15) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said fifteen (15) day period and thereafter diligently prosecutes such cure to completion.

         (d) (i) The making by Tenant of any general assignment, or general arrangement for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same it dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         14.2 Remedies in Default. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

         (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees and any real estate commission actually paid; the value at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; and that portion of the leasing commission paid by Landlord applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the highest legal rate. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (i) retaking possession of the Premises and recovering from Tenant the amount specified in this Article 14.2(a), or (ii) proceeding under Article 14.2(b).

         (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of Texas.

         14.3 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, Landlord shall not be in default if Landlord commences performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion.

         14.4 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from tenant shall not be received by Landlord or Landlord's designee within five (5) days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to ten (10%) percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cast Landlord will incur by reason of late payment of Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

15. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than twenty-five (25%) percent of the floor area of any buildings on the Premises, or more than twenty-five (25) percent of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease, as of the date the condemning authority takes possession, by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of the taking or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession.

         If this Lease is not terminated by either Landlord or Tenant, it shall remain in full force and effect as to the portion of the Premises remaining, provided the rental shall be reduced in proportion to the floor area of the buildings taken within the Premises as bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated then Landlord agrees to, at Landlord's sole cost, and as soon as reasonably possible, restore the Premises to a complete unit of like quality and character as existed prior to the condemnation. All awards for the taking of any part of the Promises or any payment made under the threat of the exercise of the power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property, and relocation allowances.

16.      GENERAL PROVISIONS.

         16.1     Offset Statement.

         (a) Tenant shall at any time, upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease remain unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit, and other charges are paid in advance, if any, and (ii) acknowledging that there are, to Tenant's knowledge, no uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

         (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect without modification, except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance.

         (c) If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

         16.2 Landlord's Interests. The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers the then grantor) shall, after the date of such transfer, be relieved of all liability as respects Landlord's obligations thereafter to be performed; provided, however, that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns only during their respective periods of ownership.

         16.3 Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         16.4 Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the highest legal rate from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         16.5     Time of Essence. Time is of the essence.

         16.6 Captions. Article and paragraph captions are not a part hereof.

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         16.7     Waivers. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent no waiver by Tenant of any provisions hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Landlord of the same or any other provision.

         16.8 Holding Over. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, and upon the terms hereof applicable to month-to-month tenancy.

         16.9 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive, but shall, wherever possible, be with all other remedies at law or in equity.

         16.10 Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

         16.11 Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of Article 16.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Texas.

         16.12    Subordination.

         (a) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         (b) Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within three
(3) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as tenant's attorney in fact and in Tenant's name, place and stead to do so.

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         16.13    Attorney's Fees. If either party named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

         16.14 Landlord's Access. Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times with reasonable notice for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale or Lease" signs, all without rebate of rent or liability to Tenant.

         16.15 Auctions. Tenant shall not place any auction signs upon the Premises or conduct any auction thereon without Landlord's prior written consent.

         16.16 Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

         16.17 Corporate Authority. If tenant is a corporation, each individual executing this Lease on behalf of said Corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation, and that this Lease is binding upon said corporation accordance with its terms.

17. PERFORMANCE BOND. At any time Tenant either desires to or is required to make any repairs, alterations, additions, improvements or utility installations thereon, pursuant to Articles 7.4 or 9.2 herein, or otherwise, Landlord may at his sole option require Tenant, at Tenant's sole cost and expense, to obtain and provide to Landlord a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of such improvements, to insure Landlord against liability for mechanics' and materialmen's liens and to insure completion of the work.

18. NOTICES. Whenever, under this Lease, provision is made for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either personally or sent by United States mail, postage prepaid, addressed at the addresses set forth hereinbelow:

         To Landlord at: The Texas Development Company
                         12225-A FM 529, Northwoods Industrial Park
                         Houston, Texas 770141

                                                 COPY TO:
         To Tenant at:   Texas Decks, Inc.       Alan I. Falk, Esq.,
                         4204 Fidelity Road      Widett, Slater & Goldman, P.C.
                         Houston, Texas 77029    60 State Street
                                                 Boston, Mass. 02109

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19.      This Lease Agreement shall govern the relationship of Landlord and
Tenant, and shall supersede any prior negotiations, correspondence, conversation, or other communications regarding facilities, delivery dates, rental amounts, or any other terms applicable to this Lease, all of which are merged herein.

20. The Texas Development company hereby grants to Texas Ducks, Inc., an option to renew the term of this Lease for an additional sixty (60) months at a monthly rate not to exceed one hundred fifteen percent (115%) of the last months rent under this term; provided, that Texas Decks, Inc., notify The Texas Development Company in writing of its intention to exercise said option one hundred twenty days (120) prior to the end of this term.

21. Exhibit "D" is attached to and made a part of this Lease and serves as a guarantee of the promises herein.

EXECUTED AT Houston, Tx.            "LANDLORD"

ON January 16, 1986                 The Texas Development Company
                                    12225-A FM 529
                                    Northwoods Industrial Park
                                    Houston, Texas 77041

                                    By:      /s/ J. Richard Cheatham
                                             -----------------------------------
                                             J. Richard Cheatham,
                                             President


EXECUTED AT                         "TENANT"
           -------------------      Texas Decks, Incorporated
ON                                  4204 Fidelity
  ----------------------------      Houston, Texas 77029
                                        By: [signature illegible]
                                            [text illegible]






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